UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2019

GEX MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38288	56-2428818
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 N Central Expy, #825 Dallas, TX 75243

(Address of principal executive offices, including zip code)

(877) 210-4396

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities

Effective February 19, 2019, the Board of Directors of the Company approved the authorization of eight hundred thousand (800,000) shares of Series A1 Voting Preferred Stock (the “Series A1 Preferred Stock”), having the rights and privileges set forth under Item 5.0.3(the “ Series A1 Preferred Stock ”), approved the issuance to Srikumar Vanamali, the Corporation’s Interim CEO and Executive Director, of four hundred thousand (400,000) shares of this Series A1 Preferred Stock and approved the issuance to Shaheed Bailey, the Corporation’s Interim Chief Investment Officer and Director, of four hundred thousand (400,000) shares of this Series A1 Preferred Stock.

The issuance of these shares was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transactions did not involve a public offering.

A copy of the Certificate of Designation (the “COD”) that was filed with the Texas Secretary of State on February 21, 2019, is attached hereto as Exhibit 3.1 of this Report and is incorporated by reference herein.

Item 5.01 Changes in Control of the Registrant

As a result of the issuance of the Series A1 Preferred Stock Shares to Mr. Srikumar Vanamali and Mr Shaheed Bailey, or their assigns, (described above in Item 3.02), and the Super Majority Voting Rights (described below in Item 5.03), Mr. Srikumar Vanamali and Mr. Shaheed Bailey obtained voting rights over the Company’s outstanding voting stock on February 19, 2019, which provide them combined the right to vote up to 51% of the total voting shares able to vote on any and all shareholder matters. As a result, Mr. Srikumar Vanamali and Mr. Shaheed Bailey will exercise majority control in determining the outcome of all corporate transactions or other matters, including the election of Directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. In the event Mr. Srikumar Vanamali and Mr. Shaheed Bailey are no longer acting as Officers and Directors of the Board of Directors of the Corporation, the shares of Series A1 Preferred Stock shall automatically, without any action on the part of any party, or the Corporation, be deemed cancelled in their entirety.

Item 5.03 Amendment to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Effective February 19, 2019, the Board of Directors approved the filing of the COD establishing the designations, preferences, limitations and relative rights of the Company’s Series A1 Preferred Stock (the “Series A1 Preferred Stock”). The Board of Directors authorized the issuance of up to 800,000 shares of Series A1 Preferred Stock, upon the company filing the COD with the Texas Secretary of State. The COD was filed with the Texas Secretary of State on February 21, 2019. The terms of the COD of the Series A1 Preferred Stock include the right to vote in aggregate, on all shareholder matters equal to 51% of the total vote (“Super Majority Voting Rights”). The Series A1 Preferred Stock will be entitled to this 51% voting right no matter how many shares of common stock or other voting stock of the Company are issued or outstanding in the future.

Rights and Privileges of the Series A1 Preferred Stock

i.	The designation of this series, the authorized amount of which consists of eight hundred thousand (800,000) shares with a par value of $0.001 per share shall be “Series A1 Preferred Voting Stock” or “Series A1 Preferred Stock;”
ii.	The Series A1 Preferred Stock shall rank senior to the Corporation’s common stock, par value $0.001 (“the Common Stock”) but junior to any class or series of the Corporation’s preferred stock hereafter created and/or issued;
iii.	Except as otherwise provided herein or by law and in addition to any right to vote as a separate class as provided by law, the holder of the Series A1 Preferred Stock shall have full voting rights and powers on all matters subject to a vote by the holders of the Corporation’s Common Stock and shall be entitled to notice of any shareholders meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, with respect to any question upon which holders of Common Stock having the right to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. For so long as Series A1 Preferred Stock is issued and outstanding, the holders of Series A1 Preferred Stock shall vote together as a single class with the holders of the Corporation’s Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock, with the holders of Series A1 Preferred Stock being entitled to fifty-one percent (51%) of the total votes on all such matters regardless of the actual number of shares of Series A1 Preferred Stock then outstanding, and the holders of Common Stock and any other shares entitled to vote being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power.
iv.	Unless otherwise declared from time to time by the Board of Directors, out of funds legally available thereof, the holders of shares of the outstanding shares of Series A1 Preferred Stock shall not be entitled to receive dividends, and
v.	The holders of Series A1 Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend by virtue of the Series A1 Preferred Stock nor shall the shares of Series A1 Preferred Stock be convertible into shares of the Corporation’s Common Stock.
vi.	The holder or holders of the Series A1 Preferred Stock shall not be entitled to receive any distributions in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

3.1	Certificate of Designation Series A1 Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEX MANAGEMENT, INC.

Dated: February 22, 2019	By:	/s/ Srikumar Vanamali
Srikumar Vanamali
Executive Director and Interim CEO

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